UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2026
Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on June 5, 2025, the Company entered into a securities purchase agreement (the “June 2025 SPA”) with an institutional investor (the “Holder”) for a series of senior secured convertible notes (“Notes”) in an aggregate principal amount of up to $21,972,275.38.

On March 24, 2026, effective as of March 23, 2026, the Holder exercised its right to purchase additional Notes in the original principal amount of $395,859.66 for a purchase price of $360,326.85.  Unless converted or redeemed, the additional Notes will mature on December 12, 2026, subject to the Holder’s right to extend such date in certain circumstance. The additional Notes include a beneficial ownership limitation, which provides that the Notes may not be exercised to the extent that the Holder would own more 9.99% of the outstanding Common Stock immediately after giving effect to such conversion. If the additional Notes were to be converted at the floor price of $0.0034 per share, without giving effect to the beneficial ownership limitation, the aggregate principal amount of the additional Notes would be convertible into 116,429,312 shares of Common Stock. The terms and conditions of the additional Notes are described more fully in the Company’s Current Report on Form 8-K filed on June 11, 2025, and such description is incorporated herein by reference.

As of the date of this report, the Holder is the parent of the Company and has made loans to the Company with an aggregate outstanding principal amount of $12,844,574.

The offer and sale of the additional Notes, and of the shares of Common Stock issuable upon conversion of the additional Notes, are exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are taking the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
4.1	Senior Secured Convertible Note (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on June 11, 2025).
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2026

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Victoria Hay
	Name:	Victoria Hay
	Title:	Chief Executive Officer